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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports included in this Annual Report on Amendment No. 3 to Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File
Nos. 033-75934, 333-04280, 333-08047, 333-75339 and 333-43802) and Form S-3
(File Nos. 333-05939, 333-37921, 333-87157 and 333-94859).

                                          /s/ Arthur Andersen LLP

Boston, Massachusetts
May 23, 2001